Special Servicer Acknowledgment and Assumption

May 10, 2023

To the Parties Set Forth on Schedule I, attached hereto

Re: Special Servicer Acknowledgment and Assumption: Pooling and Servicing Agreement dated as of October 1, 2018 for the Benchmark 2018-B6 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2018-B6

Dear Sir or Madam:

Reference is made to the (i) Pooling and Servicing Agreement, dated as of October 1, 2018, among Citigroup Commercial Mortgage Securities Inc., as Depositor, KeyBank National Association, as Master Servicer, Midland Loan Services, a Division of PNC Bank, National Association, as Special Servicer, Park Bridge Lender Services LLC, as Operating Advisor, Park Bridge Lender Services LLC, as Asset Representations Reviewer, Citibank, N.A., as Certificate Administrator, and Wilmington Trust, National Association, as Trustee (the “PSA”) and (ii) the Second Amended and Restated Co-Lender Agreement, dated as of October 12, 2018, between Wilmington Trust, National Association, as trustee for the registered holders of Benchmark 2018-B6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates Series 2018-B6, in its capacities as Note A-1 Holder and Note A-3-1 Holder, Deutsche Bank AG, New York Branch, in its capacities as Note A-2-1 Holder, Note A-2-2 Holder and Note A-3-2 Holder, Barclays Bank PLC, in its capacity as Note A-4 Holder and Wilmington Trust, National Association, as trustee for the registered holders of Wells Fargo Commercial Mortgage Trust 2018-C46, Commercial Mortgage Pass-Through Certificates, in its capacity as Note A-5 Holder, relating to the Moffett Towers II – Building 1 Mortgage Loan (the “Moffett Towers II – Building 1 Co-Lender Agreement”); the Co-Lender Agreement, dated as of October 9, 2018, between Deutsche Bank AG, New York Branch, in its capacities as Note A-1 Holder, Note A-2-1 Holder and Note A-2-2 Holder, relating to the Willow Creek Corporate Center Mortgage Loan (the “Willow Creek Corporate Center Co-Lender Agreement”); the Co-Lender Agreement, dated as of October 9, 2018, between Deutsche Bank AG, New York Branch, in its capacities as Note A-1 Holder, Note A-2 Holder and Note A-3 Holder, relating to the West Coast Albertsons Portfolio Mortgage Loan (the “West Coast Albertsons Co-Lender Agreement”); the Amended and Restated Co-Lender Agreement, dated as of September 17, 2018, by and between Wilmington Trust, National Association, as trustee for the benefit of the registered holders of Benchmark 2018-B5 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2018-B5, in its capacity as Note A-1 Holder, and JPMorgan Chase Bank, National Association, in its capacities as Initial Note A-2A Holder and Initial Note A-2B Holder, relating to the Overland Park Xchange Mortgage Loan (the “Overland Park Xchange Co-Lender Agreement”); and the Co-Lender Agreement, dated as of September 17, 2018, by and between Citi Real Estate Funding Inc., in its capacities as Initial Note A-1 Holder and Initial Note A-2 Holder, relating to the Concord Plaza Mortgage Loan (the “Concord Plaza Co-Lender Agreement” and, together with the Moffett Towers II – Building 1 Co-Lender Agreement, the Willow Creek Corporate Center Co-Lender Agreement, the West Coast Albertsons Co-Lender Agreement and the Overland Park Xchange Co-Lender Agreement, collectively, the “Co-Lender Agreements”). Capitalized terms used herein but undefined have the meanings given to them in the PSA and Co-Lender Agreements.

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Pursuant to Sections 6.08(a) and 7.02 of the PSA, Section 15 of the Moffett Towers II – Building 1 Co-Lender Agreement, the Willow Creek Corporate Center Co-Lender Agreement, and the West Coast Albertsons Co-Lender Agreement and Section 7 of the Overland Park Xchange Co-Lender Agreement and the Concord Plaza Co-Lender Agreement, K-Star Asset Management LLC (“K-Star”) hereby agrees with all the other parties to the PSA that K-Star shall serve as the Special Servicer under, and as defined in the PSA with regard to the Serviced Loans. K-Star hereby acknowledges and agrees that, as of May 10, 2023 (the “Effective Date”), it is and shall be a party to the PSA and bound thereby to the full extent indicated therein in the capacity of the Special Servicer with respect to the Serviced Loans, but shall have no liability with respect to any act or omission of any predecessor Special Servicer. K-Star hereby accepts all responsibilities, duties, and liabilities of the Special Servicer and assumes the due and punctual performance and observance of each covenant and condition to be performed or observed by the Special Servicer under the PSA from and after the Effective Date. K-Star’s address for notices pursuant to Section 12.04 of the PSA is as follows:

K-Star Asset Management LLC

5949 Sherry Lane, Suite 950

Dallas, Texas 75225

Attention: Lindsey Wright

Email: Lindsey.Wright@KKR.com

As of the Effective Date, K-Star hereby:

(a) makes the representations and warranties provided for in Section 2.06 of the PSA mutatis mutandis with all references to “Agreement” in Section 2.06 of the PSA to include this Special Servicer Acknowledgment and Assumption (“Acknowledgment”) in addition to the PSA, except that it (i) is a Delaware limited liability company, and (ii) has executed this Acknowledgment in lieu of execution and delivery of the PSA per Section 2.06(a)(ii); and

(b) certifies that it satisfies all related qualifications set forth in the Co-Lender Agreements relating to the Serviced Companion Loans; and

(c) represents and warrants that, as of the Effective Date, it satisfies all of the eligibility requirements applicable to the Special Servicer set forth in the PSA and the Co-Lender Agreements and that all preconditions to the appointment of K-Star as Special Servicer have been satisfied.

For the sake of clarity, it is understood and agreed that the Non-Serviced Mortgage Loans are not covered by this Acknowledgment as such Non-Serviced Mortgage Loans are not serviced under the PSA and accordingly special servicing of those Non-Serviced Mortgage Loans is not transferring to K-Star.

[SIGNATURE PAGE FOLLOWS]

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K-STAR ASSET MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Lindsey Wright

Name: Lindsey Wright

Title: President and Chief Executive Officer

[Signature Page to BMARK 2018-B6 Acknowledgment and Assumption Agreement]

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Schedule I

Depositor:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 6th Floor
New York, New York 10013
Attention: Richard Simpson
Fax number: (646) 328-2943

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

390 Greenwich Street, 5th Floor
New York, New York 10013
Attention: Raul Orozco
Fax number: (347) 394-0898

with a copy to:

Citigroup Commercial Mortgage Securities Inc.

388 Greenwich Street, 17th Floor
New York, New York 10013
Attention: Ryan M. O’Connor
Fax number: (646) 862-8988

with electronic copies e-mailed to:

Richard Simpson at richard.simpson@citi.com and
Ryan M. O’Connor at ryan.m.oconnor@citi.com

Master Servicer:

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Michael Tilden
(877) 379-1625
Email: Michael_a_tilden@keybank.com

with a copy to:

Polsinelli
900 West 48th Place, Suite 900 Kansas City,

Missouri 64112
Attn: Kraig Kohring
Fax Number: (816) 753-1536 Email: kkohring@polsinelli.com

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Special Servicer:

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street, Suite 700
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Eversheds Sutherland (US) LLP 700 Sixth Street, NW, 7th Floor
Washington, D.C. 20001
Attn: Lisa A. Rosen
Fax Number: (202) 637-3593

Certificate Administrator:

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Attention: Citibank Agency & Trust – BMARK 2018-B6

Fax number: (212) 816-5527

Email: ratingagencynotice@citi.com

Trustee:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – BMARK 2018-B6

Fax number: (302) 636-4140
Email: cmbstrustee@wilmingtontrust.com

Operating Advisor and Asset Representations Reviewer:

Park Bridge Lender Services LLC
600 Third Avenue, 40th floor
New York, New York 10016
Attention: BMARK 2018-B6 – Surveillance Manager
with copies sent contemporaneously via email to
cmbs.notices@parkbridgefinancial.com

BBCMS 2018-C2 – Other Depositor

Barclays Commercial Mortgage Securities LLC
745 Seventh Avenue
New York, New York 10019
Attention: Daniel Vinson
Email: daniel.vinson@barclays.com

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with a copy to:

Barclays Capital Inc.
745 Seventh Avenue
New York, New York 10019
Attention: Lillian Tillman Legal Department
Email: lillian.tillman@barclays.com

BBCMS 2018-C2 – Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 S. Tryon Street, 8th Floor
MAC D1050 084
Charlotte, North Carolina 28202
Attention: BBCMS 2018-C2 Asset Manager
Email: commercial.servicing@wellsfargo.com

with a copy to:

Wells Fargo Bank, National Association
Legal Department
301 S. College St., TW 30
Charlotte, North Carolina 28202
Attention: Commercial Mortgage Servicing Legal Support
Reference: BBCMS 2018-C2

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

BBCMS 2018-C2 – Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700

Miami Beach, Florida 33139

Attention: Heather Bennett and Job Warshaw

with a copy to

Email: hbennett@lnrpartners.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

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BBCMS 2018-C2 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington Delaware 19890
Attention: CMBS Trustee BBCMS 2018-C2

with a copy to:
Telecopy number (302) 636-4140
Email: CMBSTrustee@wilmingtontrust.com

BBCMS 2018-C2 – Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
BBCMS Mortgage Trust 2018-C2, Series 2018-C2

with a copy to:
Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to trustadministrationgroup@wellsfargo.com, except as otherwise set forth herein

BBCMS 2018-C2 – Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BBCMS 2018-C2 – Surveillance Manager
(with a copy sent contemporaneously via email to:
cmbs.notice@parkbridgefinancial.com)

DBGS 2018-C1– Other Depositor

Deutsche Mortgage & Asset Receiving Corporation

1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye
with copies via email to:
lainie.kaye@db.com, and
cmbs.requests@db.com
with a copy to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Anna H. Glick

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DBGS 2018-C1– Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 South Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: DBGS 2018-C1 Asset Manager
Facsimile number: (704) 715-0036

With a copy by email to: commercial.servicing@wellsfargo.com with a copy to:

Wells Fargo Bank, National Association
Legal Department
301 South College Street
Charlotte, North Carolina 28202-0166
Attention: Commercial Mortgage Servicing Legal Support
Facsimile number: (704) 383-0353
Reference: DBGS 2018-C1

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

Reference: DBGS 2018-C1
Fax Number: (704) 353-3190
Email: stacy.ackermann@klgates.com

DBGS 2018-C1– Other Special Servicer

Rialto Capital Advisors, LLC,

Southeast Financial Center

200 S. Biscayne Blvd, Suite 3550

Miami, Florida 33131

Attention: Liat Heller
Facsimile number: (305) 229-6425
Email: liat.heller@rialtocapital.com

with copies to:

Jeff Krasnoff
Facsimile number: (305) 229-6425
Email: jeff.krasnoff@rialtocapital.com

Niral Shah
Facsimile number: (305) 229-6426
Email: niral.shah@rialtocapital.com

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Adam Singer
Facsimile number: (305) 229-6425
Email: adam.singer@rialtocapital.com

DBGS 2018-C1– Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee – DBGS 2018-C1

with a copy to:

E-mail: cmbstrustee@wilmingtontrust.com

DBGS 2018-C1– Other Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services—DBGS 2018-C1

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and
trustadministrationgroup@wellsfargo.com.

DBGS 2018-C1– Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016

Attention: DBGS 2018-C1 Surveillance Manager (with a copy sent contemporaneously via email to: cmbs.notices@parkbridgefinancial.com)

WFCM 2018-C46 – Other Depositor

Wells Fargo Commercial Mortgage Securities, Inc.

c/o Wells Fargo Securities, LLC

30 Hudson Yards, 15th Floor
New York, New York 10001
Attention: A.J. Sfarra
cmbsnotices@wellsfargo.com

with a copy to:

Troy B. Stoddard, Esq.

Senior Counsel, Wells Fargo Legal Department
401 S Tryon Street, MAC D1050-272
26th Floor
Charlotte, North Carolina 28202-1911

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WFCM 2018-C46 – Other Master Servicer

Wells Fargo Bank, National Association

Commercial Mortgage Servicing

Three Wells Fargo

MAC D1050-084

401 South Tryon Street, 8th Floor

Charlotte, North Carolina 28202

Attention: WFCM 2018-C46 Asset Manager

Email: commercial.servicing@wellsfargo.com

with a copy to:

Mayer Brown LLP

300 South Tryon Street, Suite 1800

Charlotte, NC 28202

Attention: Christopher J. Brady

WFCM 2018-C46 – Other Special Servicer

LNR Partners, LLC

1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Heather Bennett. and Job Warshaw
Facsimile number: (305) 695-5601
Email: hbennett@lnrpartners.com and jwarshaw@lnrproperty.com with a copy to:

lnr.cmbs.notices@lnrproperty.com

WFCM 2018-C46 – Other Trustee

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: CMBS Trustee WFCM 2018-C46

with a copy to:

CMBSTrustee@wilmingtontrust.com

Facsimile No.: (302) 636-4140

WFCM 2018-C46 – Other Certificate Administrator

Wells Fargo Bank, National Association

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045

Attention: Corporate Trust Services – WFCM 2018-C46

with a copy to:

cts.cmbs.bond.admin@wellsfargo.com

trustadministrationgroup@wellsfargo.com

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WFCM 2018-C46 – Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC

375 N. French Road, Suite 100

Amherst, New York 14228

Attention: WFCM 2018-C46 Transaction Manager

With a copy sent via email to: notices@pentalphasurveillance.com with WFCM 2018-C46 in the subject line

With a copy to:

Bass, Berry & Sims PLC

150 Third Avenue South

Suite 2800

Nashville, Tennessee 37201

Attention: Jay H. Knight

Email: jknight@bassberry.com

BMARK 2018-B5 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.
383 Madison Avenue, 8th Floor
New York, New York 10179
Attention: Kunal K. Singh
E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

BMARK 2018-B5 – Other Master Servicer

Wells Fargo Bank, National Association
Commercial Mortgage Servicing
Three Wells Fargo
401 S. Tryon Street, 8th Floor
MAC D1050-084
Charlotte, North Carolina 28202
Attention: Benchmark 2018-B5 Asset Manager
Telecopy Number: (704) 715-0036
E-mail: commercial.servicing@wellsfargo.com

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with a copy to:

Wells Fargo Bank, National Association Legal Department
301 S. College St., TW-30
Charlotte, North Carolina 28202
Attention: Commercial Mortgage Servicing Legal Support
Reference: Benchmark 2018-B5

with a copy to:

K&L Gates LLP

300 South Tryon Street, Suite 1000

Charlotte, North Carolina 28202

Attention: Stacy G. Ackermann

BMARK 2018-B5 – Other Special Servicer

Midland Loan Services, a Division of PNC Bank, National Association
10851 Mastin Street
Building 82, Suite 300
Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head
Telecopy number: 1-888-706-3565
Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson Leonard Street LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

BMARK 2018-B5 – Other Trustee

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: CMBS Trustee Benchmark 2018-B5

with a copy to:

Telecopy number: (302) 636-4140
Email: CMBSTrustee@wilmingtontrust.com

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BMARK 2018-B5 – Other Certificate Administrator

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS)
Benchmark 2018-B5 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380
E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to trustadministrationgroup@wellsfargo.com

BMARK 2018-B5 – Other Operating Advisor and the Asset Representations Reviewer

Pentalpha Surveillance LLC
375 N. French Road, Suite 100
Amherst, New York 14228
Attention: Benchmark 2018-B5—Transaction Manager
With a copy sent via email to: notices@pentalphasurveillance.com (with Benchmark 2018-B5 in the subject line)

with a copy to:

Bass, Berry & Sims PLC
150 Third Avenue South
Suite 2800
Nashville, Tennessee 37201
Email: jknight@bassberry.com

BMARK 2018-B7 – Other Depositor

Deutsche Mortgage & Asset Receiving Corporation
1 Columbus Circle
New York, New York 10019
Attention: Lainie Kaye
with copies via email to:
lainie.kaye@db.com, and
cmbs.requests@db.com

with a copy to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, New York 10281
Attention: Anna H. Glick.

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BMARK 2018-B7 – Other Trustee and Certificate Administrator

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attention: Corporate Trust Services (CMBS) – BMARK 2018-B7

with copies to:

cts.cmbs.bond.admin@wellsfargo.com; and

trustadministrationgroup@wellfargo.com

BMARK 2018-B7 – Other Custodian

Wells Fargo Bank, N.A. Document Custody Group
1055 10th Avenue SE
Minneapolis, Minnesota 55414
Attention: BMARK 2018-B7 – Document Custody Group
Email: CMBSCustody@wellsfargo.com

BMARK 2018-B7 – Other Master Servicer

KeyBank National Association
11501 Outlook Street, Suite 300
Overland Park, Kansas 66211
Attention: Michael Tilden
Facsimile: (877) 379-1625
Email: michael_a_tilden@keybank.com

with a copy to:

Polsinelli
900 West 48th Place, Suite 900
Kansas City, Missouri 64112
Attention: Kraig Kohring
Facsimile: (816) 753-1536
Email: kkohring@polsinelli.com

BMARK 2018-B7 – Other Special Servicer

LNR Partners, LLC
1601 Washington Avenue, Suite 700
Miami Beach, Florida 33139
Attention: Heather Bennett and Job Warshaw

with a copy to:
Email: hbennett@lnrpartners.com, jwarshaw@lnrpartners.com and lnr.cmbs.notices@lnrproperty.com

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BMARK 2018-B7 – Other Operating Advisor and the Asset Representations Reviewer

Park Bridge Lender Services LLC
600 Third Avenue, 40th Floor
New York, New York 10016
Attention: BMARK 2018-B7 – Surveillance Manager

BMARK 2018-B8 – Other Depositor

J.P. Morgan Chase Commercial Mortgage Securities Corp.

383 Madison Avenue, 8th Floor

New York, New York 10179

Attention: Kunal K. Singh

E-mail: US_CMBS_Notice@jpmorgan.com

with a copy to:

J.P. Morgan Chase Commercial Mortgage Securities Corp.

4 New York Plaza, Floor 21
New York, New York 10004-2413
Attention: SPG Legal
E-mail: US_CMBS_Notice@jpmorgan.com

BMARK 2018-B8 – Other Master Servicer

Midland Loan Services, a Division of PNC Bank, National Association,
10851 Mastin Street, Suite 700
Building 82, Suite 300

Overland Park, Kansas 66210
Attention: Executive Vice President – Division Head,
Fax number: 1-888-706-3565

Email: NoticeAdmin@midlandls.com

with a copy to:

Stinson Leonard Street LLP
1201 Walnut Street
Suite 2900
Kansas City, Missouri 64106-2150
Fax Number: (816) 412-9338
Attention: Kenda K. Tomes
Email: kenda.tomes@stinson.com

BMARK 2018-B8 – Other Special Servicer

CWCapital Asset Management LLC
900 19th St NW – 8th Floor

Washington, DC 20006
Attention: Brian Hanson (Benchmark 2018-B8)
Facsimile number: (202) 715-9699
Email: CWCAMnoticesBenchmark2018-B8@cwcapital.com

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with a copy to:

CWCapital Asset Management LLC
900 19th St NW – 8th Floor

Washington, DC 20006
Attention: Legal Department

BMARK 2018-B8 – Other Certificate Administrator and Trustee

Wells Fargo Bank, National Association,

c/o Computershare Trust Company, National Association, as Agent

9062 Old Annapolis Road

Columbia, Maryland 21045-1951

Attention: Corporate Trust Services (CMBS)

Benchmark 2018-B8 Mortgage Trust

with a copy to:

Telecopy Number: (410) 715-2380

E-Mail: cts.cmbs.bond.admin@wellsfargo.com, and to
trustadministrationgroup@wellsfargo.com

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